Exhibit 21.1

SUBSIDIARIES OF CALIBERCOS INC.

Name of Subsidiary	State
44th & McDowell Hotel Group, LLC	DE
44th and McDowell Holding, LLC	DE
47th Street Phoenix Airport Manager, LLC	AZ
47th Street Phoenix Airport, LLC	DE
47th Street Phoenix Fund, LLC	DE
47th Street Phoenix Mezzanine, LLC	DE
Blue Spruce Ridge ManageCo, LLC	AZ
Caliber Airport Investment Company, LLC	DE
Caliber Airport Mezzanine, LLC	DE
Caliber ARC1ManageCo, LLC	DE
Caliber Auction Homes, LLC	AZ
Caliber Companies, LLC	AZ
Caliber Core+ Growth Income Fund GP, LLC	DE
Caliber Development, LLC	AZ
Caliber Fixed Income Fund III, LP	DE
Caliber Hospitality Management Co. LLC	DE
Caliber Hospitality, LLC	AZ
Caliber Lending, LLC	AZ
Caliber O-Zone Fund Manager, LLC	AZ
Caliber Phoenix Airport Portfolio LLC	DE
Caliber Realty Group, LLC	AZ
Caliber Securities, LLC	AZ
Caliber Services, LLC	AZ
CBH 1 Phoenix MANAGECO, LLC	AZ
CFIF III GP, LLC	DE
CH Ocotillo Inv Fund LLC	DE
CH Ocotillo Manager, LLC	AZ
CH Ocotillo, LLC	DE
CHPH Holdings LLC	DE
CHPH Manager, LLC	DE
CHPH, LLC	DE
Circle Lofts Manager, LLC	AZ
Commons ManageCo, LLC	AZ
CRA Manager, LLC	AZ
DFW Behavioral Health MANAGECO, LLC	AZ
Diversified II GP, LLC	DE
DT Mesa HOLDCO II, LLC	AZ
DT Mesa MANAGECO, LLC	AZ
Elliot & 51st Street Manager, LLC	AZ
Elliot & 51st Street, LLC	DE

Exhibit 21.1

SUBSIDIARIES OF CALIBERCOS INC.

Name of Subsidiary	State
Elliot 10 Fund, LLC	DE
Encore ManageCo, LLC	AZ
HI Hotel Manager, LLC	AZ
IBHG, Inc.	AZ
Indian Bend Hotel Group, LLC	AZ
Ironwood ManageCo, LLC	AZ
J-25 Development Group, LLC	DE
Lorca ManageCo, LLC	AZ
Northsight Crossing ManageCo, LLC	DE
Olathe Behavioral Health ManageCo, LLC	AZ
Pima Center MANAGECO, LLC	AZ
Ridge II ManageCo, LLC	DE
Riverwalk Development 1 ManageCo, LLC	AZ
Riverwalk Development 2 ManageCo, LLC	AZ
Riverwalk Development 3 ManageCo, LLC	AZ
Riverwalk Development 4 ManageCo, LLC	AZ
Riverwalk Development 5 ManageCo, LLC	AZ
Riverwalk Land ManageCo, LLC	AZ
Roosevelt III MANAGECO, LLC	AZ
Roosevelt Tempe Manager, LLC	AZ
Saddleback Ranch, LLC	AZ
SF Alaska Manager, LLC	DE
Southpointe FundCo, LLC	DE
Southpointe HoldCo, LLC	AZ
Southpointe ManageCo, LLC	AZ
Southpointe MezzCo, LLC	DE
Southridge ManageCo, LLC	CO
TCC Hotel I, LLC	DE
TCC Hotels Manager, LLC	AZ
TCC Inv Fund I, LLC	DE
Tucson East Holding LLC	DE
Tucson East Manager, LLC	AZ
Tucson East, LLC	DE
West Frontier FundCo, LLC	DE
West Frontier HoldCo, LLC	AZ
West Frontier ManageCo, LLC	AZ
West Frontier MezzCo, LLC	DE